UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 7, 2016

The Phoenix Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Commencement of Bondholder Consent Solicitation

On January 7, 2016, The Phoenix Companies, Inc. (the “Company”) commenced a solicitation of consents (the “Consent Solicitation”) pursuant to a Consent Solicitation Statement, dated January 7, 2016 (the “Consent Solicitation Statement”) from holders of record as of 5:00 p.m. New York City time on January 6, 2016 (the “Holders”) of its outstanding 7.45% Quarterly Interest Bonds due 2032 (the “Securities”) to amend the indenture, dated as of December 27, 2001, between the Company, as issuer, and U.S. Bank, as successor trustee to SunTrust Bank (the “Trustee”), as amended from time to time (the “Indenture”), governing the Securities. The Consent Solicitation is expected to expire at 5:00 p.m. New York City time on February 9, 2016 (the “Expiration Date”), unless extended by the Company.

As reported on a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on September 30, 2015, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated September 28, 2015, with Nassau Reinsurance Group Holdings, L.P., a Delaware limited partnership (“Nassau”), and Davero Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of Nassau (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation. After completion of the Merger, the Company will be a privately held, wholly owned subsidiary of Nassau. The stockholders of the Company approved the Merger at a special meeting held on December 17, 2015. The Merger remains subject to the receipt of regulatory approvals and the satisfaction of other closing conditions.

Pursuant to the terms of the Merger Agreement, the Company has agreed to, at Nassau’s sole expense, use its reasonable best efforts to solicit bondholders to amend the Indenture. If the Merger is consummated and the Company is no longer required to file reports, information and documents pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, with the SEC and is not otherwise required to file reports with the Trustee or the SEC pursuant to the Trust Indenture Act of 1939, as amended, the proposed amendment to the Indenture would require the Company to deliver to the Trustee certain annual financial statements, quarterly financial statements and reports on certain current events.

Subject to the terms and conditions described in the Consent Solicitation Statement, the consent of Holders will become effective following receipt by the Company of consents from Holders of a majority in principal amount of the outstanding Securities (excluding any Securities held by the Company or its affiliates) that are validly delivered and not revoked. However, distinct from the effectiveness of the consent, the proposed amendment to the Indenture will not become effective unless, and until, the Merger is consummated. If the Merger is not consummated, the proposed amendment to the Indenture will not be effective and will be null and void in all respects. In such an event, subject to the terms of the Merger Agreement, Nassau will reimburse the Company for all documented out-of-pocket third-party costs incurred by the Company and its subsidiaries, and their respective officers, directors, managers, members, employees, advisors, agents or representatives, in connection with the Consent Solicitation.

If certain conditions set forth in the Consent Solicitation Statement are satisfied, the Company will pay to each Holder who has delivered a valid consent that has not been validly revoked a cash payment equal to $0.0625 per $25 principal amount of Securities to which the consent relates (the “Consent Fee”). With respect to any consent validly received, and not validly revoked, and accepted from a beneficial holder with holdings in an aggregate principal amount of Securities less than or equal to $250,000, the Company will pay, if applicable, any relevant Retail Processing Dealer (as defined in the Consent Solicitation Statement) a cash payment equal to $0.0625 per $25 principal amount of Securities to which such consent relates (the “Retail Processing Fee”). Calculations of the Consent Fee and the Retail Processing Fee will be rounded up to the nearest cent. Holders may revoke their consent pursuant to the terms described in the Consent Solicitation Statement. Holders who do not provide consent, or who validly revoke a consent, prior to the Expiration Date will not receive the Consent Fee.

A copy of the news release announcing the commencement of the Consent Solicitation is furnished as Exhibit 99.1. A copy of the Consent Solicitation Statement and the form of consent are furnished as Exhibit 99.2.

The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to regulatory approvals and the expected timing, completion and effects of the Merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, which could have a material adverse effect on us and our stock price; the inability to consummate the Merger, or the inability to consummate the Merger in the timeframe or manner currently anticipated, due to the failure to satisfy conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction could have a material adverse effect on us and our stock price. Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, no assurance can be given that such expectations will prove to have been correct and persons reading this material are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement. Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this material, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this material, such statements or disclosures will be deemed to modify or supersede such statements in this material.

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Item 9.01 Financial Statements and Exhibits.

99.1	News Release, dated January 7, 2016

99.2	Consent Solicitation Statement, dated January 7, 2016 (and related form of consent)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Phoenix Companies, Inc.

Date: January 7, 2016	By:	/s/ Bonnie J. Malley
Name: Bonnie J. Malley
Title: Executive Vice President, Chief Financial Officer